Exhibit 99.1

Fiscal 2009 Corporate Presentation April 9, 2008

Forward Looking Statements This conference call and presentation will contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 relating to among other things our goals, plans, and projections regarding our financial position, results of operations, market position, product development, and business strategy. These statements may be identified by the use of words such as "will", "may", "estimate", "expect", "intend", "plan", "believe", and other terms of similar meaning in connection with any discussion of future operating or financial performance. The information in this conference call and presentation is based on our current expectations, as of the date hereof, and involves inherent risks and uncertainties, including factors that could delay, divert, or change any of them, and could cause our actual future business and financial performance to differ materially from current expectations. These factors include, among other things, our inability to grow revenues with our feature film and television distribution initiatives, raise additional working capital, changes in debt and equity markets, increased competitive pressures, changes in our business plan, and changes in the retail DVD and entertainment industries. For further details and a discussion of these and other risks and uncertainties, see Forward-Looking Statements and Risk Factors in our filings with the Securities and Exchange Commission, including the most recent annual report on Form 10K and our most recent quarterly report on Form 10Q. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements contained in this conference call and presentation whether as a result of new information, future events, or otherwise.

Introduction

Leading independent home entertainment company Acquires, licenses and finances exclusive content Worldwide distributor of entertainment programming across all platforms Home video Digital Television Non-theatrical Theatrical (North America) Who is Image Entertainment?

Genres Live music and stand-up comedy performances Feature films Urban programming Episodic television Foreign and classic films Library (as of 3/31/08) 3,000+ video programs 250+ audio titles 700+ hours of television programming 2,000+ digital video programs 4,000+ digital audio tracks What does Image sell?

New executive and senior management Established feature film acquisition and marketing teams Created worldwide television sales division Improved brand management and product development Broadened digital distribution customer base Improved retail sales reach Rental Sell-through Special Markets What improvements have we made?

Oracle deployment Financials Order management Inventory control Systems integration Customer Supplier Distribution Sarbanes-Oxley compliance Technology Improvements

Objectives Technology integration Scalability and capacity Expanded functionality required by key retailers Cost reduction Actions Closed Las Vegas distribution center Outsourced distribution to Arvato Digital (Sonopress) in Sept. 2007 $2 million+ annual savings in order processing $2 million+ annual savings in freight No capital expenditure requirements Created Supply Chain group Operational Improvements

Content Acquisition

Maintain core programming genres Branded content Stand-up Comedy, Urban, Live Music Concerts, Special Interest Feature films Suppliers 4-5 releases per month Primarily direct-to-video Rental vs. Sell-through business Content Acquisition Strategy

Suburban Girl Suburban Girl DVD January 15, 2008 Sarah Michelle Gellar Alec Baldwin

Before the Devil Knows You're Dead Before the Devil Knows You're Dead $7,000,000 US Theatrical Box Office (boxofficemojo.com as of 3/13/08) DVD April 15, 2008 Philip Seymour Hoffman Ethan Hawke Marisa Tomei Albert Finney Directed by Sidney Lumet

Numb Matthew Perry Mary Steenburgen Kevin Pollack Kevin Pollack Kevin Pollack Kevin Pollack DVD May 13, 2008

The Color of Freedom The Color of Freedom DVD May 20, 2008 Joseph Fiennes Dennis Haysbert

Autumn Hearts: A New Beginning Autumn Hearts: A New Beginning DVD July 22, 2008 Susan Sarandon Christopher Plummer Gabriel Byrne Max Von Sydow

Brands

Exclusive multi-year distribution agreement through 2013 Leading home entertainment brand Classic and contemporary films with award winning supplements High price/High quality niche High price/High quality niche High price/High quality niche High price/High quality niche High price/High quality niche

Exclusive programs from Discovery, Military, Science and Travel Channels Best sellers - Deadliest Catch, Dirty Jobs, Mythbusters, Shark Week Multi-year distribution agreement Multi-year distribution agreement Multi-year distribution agreement Multi-year distribution agreement

Full length stand-up comedy titles Top Performing Comedians - John Pinette, Doug Stanhope, Gabe Iglesias and Jeff Dunham Broadcast partners - Comedy Central, Showtime, CMT

Prominent and respected independent film distributor Theatrical and direct-to-video feature films and documentaries Seven Academy Award(c) nominations in six years "Taxi to the Dark Side" winner for 2007 Best Documentary Feature "Born into Brothels" winner for 2005 Best Documentary Feature "Born into Brothels" winner for 2005 Best Documentary Feature "Born into Brothels" winner for 2005 Best Documentary Feature "Born into Brothels" winner for 2005 Best Documentary Feature "Born into Brothels" winner for 2005 Best Documentary Feature "Born into Brothels" winner for 2005 Best Documentary Feature "Born into Brothels" winner for 2005 Best Documentary Feature "Born into Brothels" winner for 2005 Best Documentary Feature "Born into Brothels" winner for 2005 Best Documentary Feature "Born into Brothels" winner for 2005 Best Documentary Feature "Born into Brothels" winner for 2005 Best Documentary Feature

"One Village" urban division launched 2007 Built on Image's success in urban comedy, music and documentaries Addition of high quality feature films Major retailers support the genre Major retailers support the genre Major retailers support the genre Major retailers support the genre Major retailers support the genre

Digital

Digital Distribution Launched Egami Media in 2005 Secured exclusive rights to 2,000+ digital video programs (1,100 DVD skus) 4,000+ audio tracks (250 CD skus) Over 80% of new acquisitions include digital rights Opportunity to exploit Image's deep catalog Valued key supplier to digital retailers Well positioned to capture future domestic and international revenue streams revenue streams revenue streams revenue streams revenue streams revenue streams revenue streams revenue streams revenue streams revenue streams

Revenue Growth (Unaudited) Revenue Growth (Unaudited) Source of totals for FY2006 and 2007- Form 10K, March 31, 2007

Digital Business Models Sell-through (alternative to a CD or DVD purchase) VOD (video rental just like Blockbuster) Subscription (monthly access to movies or music for a fee) Ad Sponsored Streaming (just like TV) Key advantages No physical inventory costs No returns Minimal production costs Strong margins Strong margins Strong margins Strong margins Strong margins Strong margins Strong margins Strong margins Strong margins Strong margins

Television & Non-Theatrical

Worldwide Sales Division Image Past & Future Greater internal focus on product Direct selling relationships with networks Increased margins Domestic Television Warner Digital - VOD, Hotel/Motel Television Initiative

Jaguar Distribution Worldwide Airlines, Merchant Marine, Embassies, Military Swank Motion Pictures Worldwide cruise ships Domestic schools, libraries, hospitals Non-Theatrical Initiative

Financial

Fiscal Year 2008 and 2009 Guidance We currently expect that net revenues for our just finished fiscal year ended March 31, 2008 will range from $95mm and $97mm and we will report a net loss. At this time, the Company believes that net revenues for fiscal 2009, which began April 1, 2008, will range between $115mm and $125mm and we expect to be cash flow positive.

The following is not reflected in the above table: Beginning Q408 - Outsourced fulfillment charges plus freight are now running at ~ 4.4% of net revenue Fiscal 2007 - Maintaining the Las Vegas distribution facility plus freight ran at ~ 8.5% of net revenue *Source - Net Revenues and Gross Profit - Nine months ended 12/31/2007, Form 10Q - Fiscal 3/31/2007, Form 10K

*Source - Fiscal 3/31/2007, Form 10K

Our internal forecast assumes quarterly outstanding line balances ranging from $7.2mm to $9.8mm Average excess availability between $7.8mm and $5.2mm based on eligible accounts receivable Content acquisition funds were used to fund non-operating expenses Proxy contest/Special Committee Process/Terminated BTP merger expenses - $4.3mm to date Filed action in Delaware Chancery Court to collect $4.2mm business interruption fee from BTP Is Image Adequately Capitalized for Future Growth ?

$15mm maximum revolving line of credit based on eligible receivables Interest rate is Prime plus 0.25% or LIBOR plus 2.25% Must maintain minimum excess availability of $5mm or be tested for our one financial covenant Fixed Charge Ratio of a minimum of 1.0 to 1.0 EBITDA (adding back any non-operating charges) Divided by principal payments on Sonopress debt plus cash interest Our credit agreement called for Image to be tested at December 31, 2007 regardless of our excess availability Image did not meet the minimum covenant and was granted a waiver What is our Current Status with our Lender?

Currently negotiating with lender to amend revolving credit facility to: Increase maximum line to $20mm from $15mm Reduce required minimum covenant levels Reduce minimum required excess availability threshold to $3.5mm to $4.0mm (from $5.0mm) to avoid quarterly covenant test Increase our Interest rate to Prime plus 0.75% (from + 0.25%) or LIBOR plus 2.75% (from + 2.25%) Status of Negotiations to Amend our Borrowing Agreement

Summary

New leadership & strategic plan for revenue growth Valuable and diverse rights library Feature film acquisition strategy Proven scalable infrastructure Growing digital media division Gross margin improvement focus Controlled operating expenses Summary

Q&A